Goodwill	12 Months Ended
Dec. 31, 2021
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill
14.	Goodwill
A substantial portion of our goodwill relates to the acquisition of the Best Day Group. See Note 4 for details.
Goodwill consists of the following:

	As of December 31, 2021	As of December 31, 2020
Goodwill	$122,426	$123,217

The following table presents the changes in goodwill by reportable segment:

	Air	Packages, Hotels and Other Travel Products	Total
Balance as of January 1, 2020	$38,883	$8,073	$46,956
Additions	2,328	70,923	73,251
Impairment charges	(593)	—	(593)
Foreign currency translation adjustment	(2,677)	6,280	3,603

Balance as of December 31, 2020	$37,941	$85,276	$123,217
Goodwill adjustments for purchase price allocation of businesses acquired in prior year	—	8,255	8,255
Impairment charges	(161)	(4,053)	(4,214)
Foreign currency translation adjustment	(2,232)	(2,600)	(4,832)

Balance as of December 31, 2021	$35,548	$86,878	$122,426

Impairment Assessments
We perform our annual assessment of possible impairment of goodwill as of December 31 of each year, or more frequently if events and circumstances indicate that an impairment may have occurred. We compared the fair value of the reporting units to their carrying values. The fair value estimates for all reporting units were based on a weighted-probability analysis of the present value of future discounted cash flows, Level 3 inputs (income approach). The income approach estimates fair value utilizing long-term growth rates and discount rates applied to the cash flow projections. The significant estimates used in the discounted cash flows model included our forecasted gross bookings; forecasted revenues, net of significant costs and expenses; and the discount rate. Our assumptions were based on the actual historical performance of the reporting units and considered operating result trends, the anticipated duration of
COVID-19
impacts and rates of recovery, and implied risk premiums based on market prices of our equity and debt as of the assessment dates.
At December 31, 2021, we performed our annual goodwill impairment test and concluded that there was no impairment of goodwill. No additional impairment indicators were identified as of December 31, 2021. For the annual goodwill impairment test, in the cash flow projections, we assumed a recovery to pre-pandemic
2019 levels of financial performance (including profitability) occurring in 2024. The shape and timing of the recovery was a key assumption in the fair value calculation. The discount rate is determined based on the reporting unit’s estimated weighted-average cost of capital and adjusted to reflect the risks inherent in its cash flows, which requires significant judgments. The discount rates used for the annual goodwill impairment test ranged between 10.5% and 16.6%.
Due to the severe and persistent negative effect
COVID-19
had on global economies, the travel industry, and our business, as well as the uncertainty and high variability in anticipated versus actual rates of recovery, in addition to our annual assessment, we deemed it necessary to perform various interim assessments of goodwill. As a result of these assessments, we recognized goodwill impairment charges during 2020 and 2021 for certain of our reporting units.
During 2021, we recognized goodwill impairment charges of $161 and $1,093 related to the Viajes Falabella Argentina reporting units within the Air and Packages, Hotels and Other Travel Products segments, respectively. The goodwill impairment was primarily driven by a significant reduction in the forecasted near-term cash flows of Viajes Falabella Argentina. As of December 31, 2021, the applicable reporting units within the Air and Packages, Hotels and Other Travel Products segment did not have goodwill remaining after impairment.
In addition, during 2021, we recognized a goodwill impairment charge of $2,960 related to our Mexico’s business-to-business
reporting unit within the Packages, Hotels and Other Travel Products segment. The goodwill impairment was primarily driven by a significant reduction in the forecasted cash flows of the reporting unit, reflecting a longer assumed recovery period to pre-pandemic
2019 levels of profitability, mainly due to the continued material adverse impact of the
COVID-19
pandemic, including its impact on forecasted gross bookings and forecasted revenues. As of December 31, 2021, the applicable reporting unit within the Packages, Hotels and Other Travel Products segment had $14,838 goodwill remaining after impairment.
In 2020, we recognized a goodwill impairment charge of $593 related to the Viajes Falabella Argentina reporting unit within the air segment. During 2019, we had no impairments of goodwill.
The estimation of fair value reflects numerous assumptions that are subject to various risks and uncertainties, including key assumptions regarding expected growth (gross bookings and net revenues), expected length and severity of the impact from the
COVID-19
pandemic, the shape and timing of the subsequent recovery, as well as other key assumptions with respect to matters outside of the Company’s control, such as the discount rate. It requires significant judgments and estimates and actual results could be materially different than the judgments and estimates used to estimate fair value. Future events and changing market conditions may lead us to re-evaluate
the assumptions reflected in the current forecasts, particularly the assumptions related to the length and severity of the
COVID-19
pandemic and the shape and timing of the subsequent recovery, which may result in a need to recognize goodwill impairment charges that could have a material adverse effect on our results of operations. The full duration and total impact of
COVID-19
remains uncertain, and it is difficult to predict how the recovery will unfold for global economies, the travel industry, or our business.